Exhibit 99.1

Allergan and Inamed Execute Definitive Merger Agreement

IRVINE, Calif. & SANTA BARBARA, Calif.—(BUSINESS WIRE)—Dec. 20, 2005—Allergan, Inc. (NYSE:AGN) and Inamed Corporation (NASDAQ:IMDC) announced today that the companies have entered into a definitive agreement and plan of merger regarding the acquisition of Inamed by Allergan.

Pursuant to the definitive merger agreement and consistent with the exchange offer previously commenced by Allergan, Allergan will exchange for each outstanding common share of Inamed, either $84 in cash or 0.8498 of a share of Allergan common stock, at the election of the holder. Elections of Inamed stockholders are subject to proration as described in Allergan’s Form S-4 initially filed with the Securities and Exchange Commission (SEC) on November 21, 2005, and subsequently amended, so that 45% of the aggregate Inamed shares tendered will be exchanged for cash and 55% of the aggregate Inamed shares tendered will be exchanged for shares of Allergan common stock.

Concurrently, Inamed entered into a termination agreement with Ipsen Ltd. today. Pursuant to the termination agreement, and conditioned upon the consummation of Allergan’s acquisition of Inamed, Ipsen will take back its rights to the botulinum toxin product Reloxin(R), and Inamed and Ipsen will release each other of all obligations under the distribution agreement regarding Reloxin(R).

“The signing of the merger agreement by both parties marks a significant milestone in the process of combining the two companies and delivering on our vision to create a world leading franchise in the high-growth medical aesthetics arena,” said David E.I. Pyott, Allergan’s Chairman of the Board, President and Chief Executive Officer. “It validates the excellent progress we are making in the transaction. With the execution of a termination agreement regarding Reloxin(R), we are moving rapidly to clear all regulatory hurdles and obtain Federal Trade Commission and other governmental clearances to consummate the acquisition.”

“We are delighted to have entered into a definitive merger agreement with Allergan and look forward to realizing the benefits of the proposed acquisition,” added Nicholas L. Teti, Inamed’s Chairman of the Board, President and Chief Executive Officer. “We continue to work with the appropriate regulatory authorities as they review the transaction, and do not anticipate that the regulatory process will lead to any material delay in the closing of the transaction.”

As previously announced, Inamed’s board of directors unanimously determined that the definitive merger agreement and the terms of the Allergan exchange offer specified in the definitive merger agreement are advisable, fair to and in the best interests of Inamed and its stockholders, and recommended that Inamed stockholders tender their Inamed shares to Allergan. Allergan expects to amend the terms of its exchange offer to conform to the terms specified in the definitive merger agreement promptly by making all requisite filings with the SEC.

The Allergan exchange offer commenced on November 21, 2005, and is currently scheduled to expire at 5:00 p.m. EST, on January 9, 2006, subject to extension or early termination.

To learn more about Allergan’s proposed offer for Inamed and the details of the transaction, please go to the Allergan website www.Allergan.com.

About Allergan, Inc.

Allergan, Inc., with headquarters in Irvine, California, is a technology-driven, global health care company providing specialty pharmaceutical products worldwide. Allergan develops and commercializes products in the ophthalmology, neurosciences, medical dermatology, medical aesthetics and other specialty markets that deliver value to its customers, satisfy unmet medical needs, and improve patients’ lives.

About Inamed Corporation

Inamed Corporation is a global healthcare company with over 25 years of experience developing, manufacturing and marketing innovative, high-quality, science-based products. Current products include breast implants for aesthetic augmentation and for reconstructive surgery; a range of dermal products to treat facial wrinkles; and minimally invasive devices for obesity intervention, including the LAP-BAND(R)

System for morbid obesity. Inamed’s website is www.inamed.com.

Allergan Forward-Looking Statements

This press release contains “forward-looking statements”, including, among other statements, statements by Mr. Pyott and Mr. Teti regarding the proposed business combination between Allergan and Inamed. Statements made in the future tense, and words such as “expect”, “believe”, “will”, “may”, “anticipate” and similar expressions are intended to identify forward-looking statements. These statements are based on current expectations, but are subject to certain risks and uncertainties, many of which are difficult to predict and are beyond the control of Allergan. Relevant risks and uncertainties include those referenced in Allergan’s filings with the SEC (which can be obtained as described in “Additional Information” below), and include: general industry and pharmaceutical market conditions; general domestic and international economic conditions; technological advances and patents obtained by competitors; challenges inherent in product marketing such as the unpredictability of market acceptance for new pharmaceutical and biologic products and/or the acceptance of new indications for such products; uncertainties regarding analysts’ and others’ projections and estimates for revenues and earnings of Inamed and market growth rates; domestic and foreign health care reforms; the timing and uncertainty of research and development and regulatory processes; trends toward managed care and health care cost containment; and governmental laws and regulations affecting domestic and foreign operations. Risks and uncertainties relating to the proposed business combination transaction include: that required regulatory approvals will not be obtained in a timely manner, if at all; that the anticipated benefits and synergies of the transaction will not be realized; that the integration of Inamed’s operations with Allergan will be materially delayed or will be more costly or difficult than expected; and that the proposed transaction will not be consummated. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered.

Inamed Forward-Looking Statements

This press release contains, in addition to historical information, forward-looking statements. Such statements are based on management’s current estimates and expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Inamed is providing this information as of December 20, 2005, and expressly disclaims any duty to update information contained in this press release. Forward-looking statements in this press release include, without limitation, express and implied statements regarding the satisfaction of the conditions to closing of the merger as well as the achievement of the anticipated benefits of the merger. These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from those expressed or implied here. Readers are referred to the documents filed by Inamed with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements. Additional risks include but are not limited to: the receipt of required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the merger); the ability to realize the anticipated synergies and benefits of the merger; the ability to timely and cost-effectively integrate Inamed and Allergan’s operations; the risks and uncertainties normally incident to the pharmaceutical and medical device industries including product liability claims; dependence on sales of key products; the uncertainty of future financial results and fluctuations in operating results; the timing and success of new product development by Allergan, Inamed or third parties; competitive product introductions; and the risks of pending or future litigation. The information contained in this press release is a statement of Inamed’s present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Inamed’s assumptions. Inamed may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in Inamed’s assumptions or otherwise. Inamed undertakes no obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional Information

Allergan has filed a Registration Statement on Form S-4 and a Tender Offer Statement on Schedule TO in connection with the exchange offer, and from time to time may file amendments or supplements to such filings. Inamed stockholders should read those filings, and any other filings made by Allergan with the SEC in connection with the proposed acquisition, as they contain important information. These SEC filings, as well as Allergan’s other public SEC filings, can be obtained without charge at the SEC’s website at www.sec.gov, and at Allergan’s website at www.Allergan.com.

In connection with the pending tender offer by Allergan, Inamed has filed a Schedule 14D-9 and related amendments. The Allergan Registration Statement on Form S-4 has not yet become effective. INVESTORS AND SECURITY HOLDERS OF INAMED ARE URGED TO READ THE SCHEDULE TO, THE SCHEDULE 14D-9 (INCLUDING ANY AMENDMENTS THERETO) AND THE PRELIMINARY VERSION OF THE ALLERGAN REGISTRATION STATEMENT AND PROSPECTUS. The definitive versions of these materials and other relevant materials (when they become available), and any other documents filed by Inamed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Inamed by directing a written request to: Inamed, 5540 Ekwill Street, Santa Barbara, CA 93111, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus, Schedule TO, Schedule 14D-9 (including any amendments thereto) and the other relevant materials when they become available before making any investment decision with respect to the Allergan tender offer.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

CONTACT:	Allergan Contact Information
Amy Bilbija or Dan Burch, MacKenzie Partners,
212-929-5500 or 800-322-2885
Allergan Investor Relations, 714-246-4636
Allergan Media Relations, 714-246-5134
or
Inamed Contact Information
Charles Huiner, 805-683-6761

SOURCE:	Allergan, Inc. and Inamed Corporation